UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2013

BRICK TOP PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Florida	333-176093	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Plaza Real, Suite 275, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

(561) 962-4175

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Brick Top Productions, Inc., increased the size of its Board of Directors from one seat to two seats, and appointed Gary D. Alexander to fill the newly created vacancy. Mr. Alexander will also serve as a Vice President of the Company.

Mr. Alexander is currently founder and chairman of Tech River Investment, LLC a Florida based private equity firm. He has more than 30 years of experience in the fields of accounting and investments. Mr. Alexander’s knowledge and skills include initiating public and private offerings for small companies, professional accounting services with “go-public” transactions, private placements syndication, mergers, and acquisitions. In addition, Mr. Alexander has extensive experience in forensic and reconstructive accounting and litigation matters. He has appeared with counsel in mediation and/or with a special master representing NASD broker-dealers as an auditor and consultant. He has also led and participated in projects in other fields, including the petroleum industry, internet services, telephone and VoIP industries, medical facilities, and the entertainment and music industry. Additionally, in December 2011, Mr. Alexander was appointed and currently serves as director, corporate secretary and treasurer of The Renewable Corporation, a manufacturer and distributor of innovative and proprietary surface coatings and nano-bonding products.

Beginning March 2004, Mr. Alexander was president of Treasure Coast Private Equity, a Florida based private equity firm that specialized in providing debt and equity resources for privately owned business seeking expansion capital. In December 2011, the Company was combined with Technology River Investments, Mr. Alexander’s current firm. From November 2005 to March 2006, Mr. Alexander was acting chief financial officer for Jet First, Inc. located in West Palm Beach, Florida. From November 2006 to April 2007, Mr. Alexander was acting chief financial officer of Air Rutter International, LLC and Airspace, LLC located in Long Beach, California. Jet First, Air Rutter and Airspace were engaged in the business of private jet charter and aircraft management. From April 1982 through December 2006 Mr. Alexander owned and operated a successful CPA practice.

Mr. Alexander holds a Bachelor of Business Administration (Accounting) degree from Florida Atlantic University.

It has not yet been determined what compensation Mr. Alexander will receive for serving on the Company’s Board of Directors and as its Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 30, 2013

Brick Top Productions, Inc.

BY:     /s/ Alexander Bafer

Chief Executive Officer